UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2011

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

AvalonBay Communities, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 11, 2011.  Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to the Company’s solicitation.  At the meeting, holders of the Company’s stock were asked (1) to elect eight directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011, (3) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement, and (4) to cast a non-binding, advisory vote on the frequency of future advisory stockholder votes on the Company’s compensation paid to its named executive officers.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.  There were no votes abstained with respect to any director nominee.  There were 3,017,852 broker non-votes with respect to Proposal 1.

Nominee:	Votes “For”	Votes Withheld
Bryce Blair	73,975,709	834,629
Bruce A. Choate	73,824,711	985,627
John J. Healy, Jr.	73,365,288	1,445,050
Timothy J. Naughton	73,819,886	990,452
Lance R. Primis	73,457,461	1,352,877
Peter S. Rummell	73,889,106	921,232
H. Jay Sarles	74,330,218	480,120
W. Edward Walter	74,706,786	103,552

Proposal 2

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2011.  77,323,634 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 476,098 votes were cast against, and 28,458 votes abstained.  There were no broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders cast a non-binding, advisory vote approving the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K.  71,788,940 votes were cast in favor of approval of such compensation, 2,880,958 votes were cast against, and 140,440 votes abstained. There were 3,017,852 broker non-votes with respect to Proposal 3.

Proposal 4

Stockholders also cast a non-binding, advisory vote recommending an annual advisory vote on the compensation paid to the Company’s named executive officers.  66,599,533 votes were cast in favor of an annual vote, 92,702 votes were cast in favor of a vote every two years, 8,091,430 were cast in favor a vote every three years, and 26,673 votes abstained.  There were 3,017,852 broker non-votes with respect to Proposal 4.

The Company’s Board of Directors has determined to hold a non-binding, advisory stockholder vote on the compensation of its named executive officers annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 16, 2011
	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer